UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

MasterBrand, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Suite 300 Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-622-4782

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 10, 2024, MasterBrand Cabinets LLC, a Delaware limited liability company (“MasterBrand LLC”) and a wholly-owned subsidiary of MasterBrand, Inc. a Delaware corporation (the “Company”), completed its previously announced acquisition of Dura Investment Holdings LLC, a Delaware limited liability company (“Dura”) pursuant to the Amended Merger Agreement (as defined below). Pursuant to the Amended Merger Agreement, MasterBrand LLC acquired Dura for a purchase price of $520 million in cash, subject to customary adjustments as set forth in the Amended Merger Agreement (the “Merger Consideration”), via a merger whereby Merger Sub (as defined below) merged with and into Dura (the “Merger”) with Dura surviving the Merger as a wholly-owned subsidiary of MasterBrand LLC.

Pursuant to the Amended Merger Agreement, each limited liability company interest of Dura (each a “Dura Equity Interest”), outstanding immediately prior to the effective time of the Merger (the “Effective Time”) was, at the Effective Time, automatically converted into the right of the holder of such Dura Equity Interest to receive a portion of the Merger Consideration in accordance with the terms of the Amended Merger Agreement.

The foregoing descriptions of the Amended Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Original Merger Agreement (as defined below) and the Amendment (as defined below), copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 11, 2024, the Company issued a press release announcing the completion of the Merger. Pursuant to Regulation FD, a copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

Amendment No. 1 to Agreement and Plan of Merger

On July 9, 2024, MasterBrand LLC entered into Amendment No. 1 (the “Amendment”) to its previously announced Agreement and Plan of Merger, dated May 20, 2024 (including the schedules and exhibits thereto, the “Original Merger Agreement” and, as amended by the Amendment, the “Amended Merger Agreement”), by and among Dura, GHK North Star Holdings LLC, a Delaware limited liability company, as Seller Representative, MasterBrand LLC, and Dogwood Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of MasterBrand LLC (“Merger Sub”). Capitalized terms used herein shall have the meanings assigned to them in the Original Merger Agreement or the Amended Merger Agreement, as applicable, unless otherwise defined herein.

Under the terms of the Amendment, the parties have agreed to (i) amend and restate the Accounting Principles attached as Exhibit A to the Original Merger Agreement, (ii) provide for MasterBrand LLC to cause Dura to conduct a physical inventory count shortly after the consummation of the transactions contemplated by the Amended Merger Agreement (the “Closing”), with such inventory count subject to certain adjustment procedures set forth in the Amendment and (iii) provide for the Closing to take place on July 10, 2024.

The foregoing descriptions of the Original Merger Agreement, the Amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Original Merger Agreement and the Amendment, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than purely historical information, including, but not limited to, estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These factors include those listed under “Risk Factors” in Part I, Item 1A of our Form 10-K for the fiscal year ended December 31, 2023, and other filings with the Securities and Exchange Commission.

The forward-looking statements included in this document are made as of the date of this Current Report on Form 8-K and, except pursuant to any obligations to disclose material information under the federal securities laws, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this Current Report on Form 8-K.

Some of the important factors that could cause our actual results to differ materially from those projected in any such forward-looking statements include:

•	Our ability to develop and expand our business;

•	Our ability to develop new products or respond to changing consumer preferences and purchasing practices;

•	Our anticipated financial resources and capital spending;

•	Our ability to manage costs;

•	Our ability to effectively manage manufacturing operations, and capacity or an inability to maintain the quality of our products;

•	The impact of our dependence on third parties to source raw materials and our ability to obtain raw materials in a timely manner or fluctuations in raw material costs;

•	Our ability to accurately price our products;

•	Our projections of future performance, including future revenues, capital expenditures, gross margins, and cash flows;

•	The effects of competition and consolidation of competitors in our industry;

•	Costs of complying with evolving tax and other regulatory requirements and the effect of actual or alleged violations of tax, environmental or other laws;

•	The effect of climate change and unpredictable seasonal and weather factors;

•	Conditions in the housing market in the United States and Canada;

•	The expected strength of our existing customers and consumers and any loss or reduction in business from one or more of our key customers or increased buying power of large customers;

•	Information systems interruptions or intrusions or the unauthorized release of confidential information concerning customers, employees, or other third parties;

•	Worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis;

•	The effects of a public health crisis or other unexpected event;

•
The inability to recognize or delays in obtaining the anticipated benefits of the Merger, including synergies, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees;

•	Business disruption following the Merger;

•	Diversion of management time on transaction-related issues; and

•	Other statements contained in this Current Report on Form 8-K regarding items that are not historical facts or that involve predictions.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of May 20, 2024, by and among Dura Investment Holdings LLC, GHK North Star Holdings LLC, as Seller Representative, MasterBrand Cabinets LLC and Dogwood Merger Sub LLC.*

2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 9, 2024, by and among Dura Investment Holdings LLC, GHK North Star Holdings LLC, as Seller Representative, MasterBrand Cabinets LLC and Dogwood Merger Sub LLC.

99.1	Press Release, dated July 11, 2024 issued by MasterBrand, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBRAND, INC.

Date: July 11, 2024	By:	/s/ R. David Banyard, Jr.
	Name:	R. David Banyard, Jr.
	Title:	Chief Executive Officer